Lenders Presentation January 9, 2019 Exhibit 99.1

Safe Harbor for Forward Looking Statements Statements in this presentation regarding the proposed transaction between MKS Instruments, Inc. (“MKS”) and Electro Scientific Industries Inc. (“ESI”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about MKS’ or ESI’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to complete the transaction; the risk that the conditions to the closing of the transaction, including approval of ESI shareholders, are not satisfied in a timely manner or at all; litigation relating to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of MKS and ESI; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the proposed transaction, including the risk that the anticipated benefits from the proposed transaction may not be realized within the expected time period or at all; competition from larger or more established companies in the companies’ respective markets; MKS’ ability to successfully grow ESI’s business; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the transaction; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS operates, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, the economy in general as well as fluctuations in net sales to MKS’ and ESI’s existing and prospective customers; the challenges, risks and costs involved with integrating the operations of ESI and the companies we have previously acquired, including our most recent acquisition of Newport Corporation; potential fluctuations in quarterly results, the terms of our term loan and the availability and terms of the financing to be incurred in connection with the transaction; dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and the other factors described in MKS’ most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its most recent quarterly report filed with the SEC and in ESI’s most recent quarterly report filed with the SEC. MKS and ESI are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. MKS PROPRIETARY

Non-GAAP Measures This presentation includes measures that are not in accordance with U.S. generally accepted accounting principles (“non-GAAP measures”). Non-GAAP measures exclude amortization of acquired intangible assets, asset impairments, costs associated with completed and announced acquisitions, acquisition integration costs, an inventory step-up adjustment related to an acquisition, restructuring charges, certain excess and obsolete inventory charges, fees and expenses related to the repricing of MKS’ term loan, amortization of debt issuance costs, net proceeds from an insurance policy, costs associated with the sale of a business, the tax effect of the 2017 Tax Cut and Jobs Act, the tax effect of legal entity restructurings, other discrete tax benefits and charges, and the related tax effect of these adjustments. These non-GAAP measures should be viewed in addition to, and not as a substitute for, MKS’ reported results, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Please see the Appendix entitled “GAAP to Non-GAAP Reconciliations and Combined Pro Forma Income Statement (9/30/18 LTM)” at the end of this presentation for reconciliations of our non-GAAP measures to the comparable GAAP measures and the definitions of terms used in this presentation. MKS PROPRIETARY

Transaction Overview

Executive Summary and Transaction Background MKS Instruments, Inc. (“MKS” or the “Company”) is a global provider of instruments, subsystems and process control solutions that measure, monitor, deliver, analyze, power and control critical parameters of advanced manufacturing processes to improve process performance and productivity On October 30, 2018, MKS Instruments, Inc. (“MKS” or the “Company”) announced that they had entered into an agreement to acquire Electro Scientific Industries (“ESI”) for US$30.00 per share in an all-cash transaction valued at approximately $1 billion (the “Transaction”). ESI is an innovator in laser-based manufacturing solutions for the micro-machining industry MKS intends to fund the acquisition with cash on hand, anticipated free cash flow generation and a fully-committed incremental Term Loan B Facility. Concurrent with the transaction, the Company will also be upsizing its existing ABL facility $100 million Asset Based Revolver, which will remain undrawn upon transaction close (the “ABL”) $650 million incremental Term Loan B Facility (the “Term Loan”) The Company is also seeking a variety of amendments to negative covenants in its existing Term Loan Credit Agreement that will be effective at close Pro Forma for the Transaction, total corporate leverage will be 1.3x, which includes the existing $348.5 million Term Loan B and is based on LTM 9/30/18 Pro Forma Adj. EBITDA of $773 million (includes $5 million of year 1 run-rate cost synergies from this Transaction) The Company reaffirms its guidance for the fourth quarter 2018, as provided in the Company’s press release dated October 23, 2018, excluding all costs relating to the Company’s proposed acquisition of ESI Closing and funding expected to occur in early February MKS PROPRIETARY

Sources and Uses / Capitalization MKS PROPRIETARY Pro Forma Capitalization Sources and Uses Notes: Includes financing fees, advisory fees, and change in control payments. Includes Japanese lines of credit and Austrian loans. EBITDA figures adjusted to exclude stock-based compensation, purchase accounting changes, acquisition and integration costs, impairment charges and other one-time items. See Non-GAAP measures in Appendix. PF Adjusted EBITDA (with synergies) includes $5M of year 1 run rate synergies (excl. stock-based compensation purchase accounting expense of $6.4M).

MKS Overview

of process control solutions based on these critical technologies MKS is a Leading Global Provider measure PRECISE CONTROL of pressure, flow, composition, position, motion and automation GENERATION & DELIVERY of reactive gases, laser power and electrical power INTEGRATED SOLUTIONS for process, inspection and lithography deliver power monitor analyze control MKS PROPRIETARY

STRATEGIES FOR Five Decades of Profitable Growth -Accelerate organic growth -Semi expansion -Continued M&A 1980’s 1970’s 1990’s 2000’s 2012 2014 2016 2018+ -Strategic growth -SAM expansion -M&A -Sustainable and profitable growth -Strategic planning Technical localization End user champions Q&R -Targeted M&A -Surround the Chamber -JIT -Asia sourcing -Enter Semi market $3M $12M $67M $327M $643M $781M $1.3B $2.0B(2) 1999: IPO Growth & Profit -Outsource Supply chain management MKS PROPRIETARY At midpoint of Q418 guidance (2) Average revenue throughout the decade (1) (1)

Market Leader with Broad Technology Portfolio MKS PROPRIETARY ADVANCED ENERGY AEROTECH BROOKS COHERENT CVI MELLES GRIOT DAIHEN EBARA GENTEC HORIBA HUTTINGER II-VI INFICON IPG PHOTONICS LUMENTUM NEWPOWER PLASMA PI QIOPTIQ SEMROCK SIGMA KOKI SUMITOMO THORLABS ULVAC VAT Source: Company information

~750* R&D engineers and scientists Competencies in power, plasma, lasers and pressure Differentiated Technical Capability MKS PROPRIETARY Annual R&D spend $133M* Leverage across multiple markets >1,500* Patents worldwide Significant Investment * Source 2017 MKS 10K Technical Expertise

Why MKS Instruments COMPREHENSIVE PORTFOLIO Largest breadth of products and services for the Semiconductor, Industrial Technologies, Life & Health Sciences, and Research & Defense markets CRITICAL TECHNOLOGIES World-class technology and development capabilities for leading-edge processes PROVEN PARTNER Recognized leader that delivers innovative and reliable long-term solutions, helping our customers solve the most complex problems OPERATIONAL EXCELLENCE Consistent execution across all aspects of our business Solve Together. Succeed Together. IMPROVE PRODUCTIVITY INCREASE YIELD & THROUGHPUT DRIVE MORE PREDICTABILITY ENHANCE UPTIME MKS PROPRIETARY

Acquisition Overview

MKS to Acquire Electro Scientific Industries (ESI) MKS PROPRIETARY EXECUTING ON A Key Strategy for MKS Acquiring a market leading technology company that serves common markets with complementary customer solutions Expands Industrial segments of PCB, Electronic Thin Film, and Electronic Component manufacturing Expands MKS’ addressable market by $2.2B and adds $304M in CY17 Revenue Expected to be accretive to Non-GAAP earnings and free cash flow in the first 12 months

Transaction Rationale MKS PROPRIETARY COMPLEMENT our technology platforms creating unique capabilities INNOVATE by combining component and system expertise ENHANCE strategic growth initiative in industrial laser processing A Compelling Combination . . .

Complementary Technology Leaders



mks	esi
Founded 1961	Founded 1944
Headquarters in Andover, MA	Headquarters in Portland, OR
CY 2017 Revenue of $1.9B	CY 2017 Revenue of $304M
4,900+ Employees	600+ Employees*
1,500+ Global Patents	1,000+ Global Patents*
R&D Spending ~$133M	R&D Spending ~$35M
R&D Headcount ~750+	R&D Headcount ~140+*
Leadership in • UV and ultrafast lasers • Motion, photonics & optics • RF power & plasma • Vacuum processing; precise control of pressure, flow & composition	Leadership in • Laser-based process equipment – Advanced PCB processing – Semi manufacturing – Component manufacturing

Source 2017 MKS 10K

** Fiscal Year 2018 ESI 10K*



mks

MKS PROPRIETARY

16

Advancing Our Strategy EXTEND and differentiate leadership in the use of UV lasers for advanced manufacturing DRIVE opportunities within both the Systems and Component businesses COMBINE applications knowledge (beam / Workpiece) with systems and technologies ACCELERATE pursuit of additional Industrial applications of laser processing Surround the WorkpieceSM MKS PROPRIETARY

ESI – Background Delivering over 70 years of innovation as a global leader in laser-based manufacturing solutions Systems enable precise engineering of micron to submicron features in PCBs Semiconductors LEDs Advanced test systems for MLCC MKS PROPRIETARY End Markets* Business Segments* PCB ELECTRONIC COMPONENTS SEMI INDUSTRIAL INTEGRATED SYSTEMS TEST SYSTEMS SERVICE * CY17 Data

Significant Potential Growth Opportunities MKS PROPRIETARY PRINTED CIRCUIT BOARDS $1.0B INDUSTRIAL MACHINING $1.0B MARKING ENGRAVING FINE METAL DRILLING EXPANDS MKS SAM BY $2.2B WAFER MARKING WAFER SCRIBING/DICING WAFER TRIM FLEX PCB VIA DRILLING HDI PCB VIA DRILLING IC PACKAGING VIA DRILLING MLCC TESTING RESISTOR TRIM SEMICONDUCTOR $170M ELECTRONIC COMPONENTS $100M

Strengthens Advanced Market Growth MKS PROPRIETARY MKS by End Market in CY2017 Pro Forma Combined in CY2017 * Revenue is combined CY17 data from MKS and ESI ADVANCED MARKETS $820M SEMI SEMI 34% increase in Advanced Market revenue ADVANCED MARKETS $1.1B

MKS and ESI MKS PROPRIETARY UV and ultrafast lasers Motion, photonics and optics RF power and plasma Vacuum processing; precise control of pressure, flow and composition Laser-based process equipment Advanced PCB processing Semi manufacturing Component manufacturing

Credit Strengths

Credit Strengths Track record of SUSTAINABLE & PROFITABLE GROWTH Broad market exposure to HIGH GROWTH SEGMENTS GLOBAL TECHNOLOGY LEADER in served markets Proven M&A augments ORGANIC GROWTH MKS PROPRIETARY

Disciplined Financial Management MKS PROPRIETARY OPTIMIZE FINANCIAL MODEL Continually improved financial performance Significant operating leverage in our financial model Strong free cash flow generation Successful track record of growing and integrating acquisitions Voluntary prepayments and four debt repricings resulted in 67%+ reduction in annualized non-GAAP* interest expense since loan origination in 2016 Maintain liquidity with on-shore and off-shore cash balances * Non-GAAP interest expense excludes amortization of debt issuance costs. Annualized GAAP interest expense based upon $780 million principal outstanding and using the LIBOR based interest rate spread in effect on April 29, 2016, was $44 million and included $5 million in debt issuance costs. Annualized GAAP interest expense based upon $348.5 million in principal currently outstanding and LIBOR plus 175 basis points would be $15.6 million and includes $2.8 million in debt issuance costs. DIVERSIFY MARKETS & TECHNOLOGY MANAGE LONG-TERM CAPITAL STRUCTURE Technology leader across broad portfolio Diverse market exposure Expanding customer base

Track Record of Operational Excellence 2013A 2017A 2018 Q3 LTM Total Revenue $669M $1,916M $2,126M Non-GAAP Gross Margin 40.8% 46.6% 47.4% Non-GAAP Operating Margin 10.5% 24.6% 26.8% Non-GAAP Tax Rate 31.8% 26.5% 20.9% Non-GAAP EPS $0.90 $5.96 $7.99 Adj. EBITDA $99M $529M $630M MKS PROPRIETARY +186% +11% +562% +34% +434% +19% Substantially improving operating model (+155% non-GAAP operating margin improvement from 2013 to 2018 Sep. LTM) driven by deep culture of continuous profitability improvement and proactive strategic initiatives across a variety of functions, such as: Dedicated “Low Cost Country” sourcing teams to lower material costs Leveraging flexible, low cost manufacturing footprint to outsource non-core functions Streamlining cost structures through Centers of Excellence and prudent re-investment of savings into strategic R&D and S&M 2013 to 2018 Q3 revenue growth of ~28% CAGR, and 58% CAGR in Non-GAAP EPS Note: Non-GAAP measures exclude purchase accounting charges, impairment charges, amortization of intangible assets, acquisition & integration costs, restructuring costs, and other one-time items. Adj. EBITDA excludes stock-based compensation expense. See Non-GAAP measures in Appendix.

Strong and Stable Cash Flow Generation MKS PROPRIETARY Free Cash Flow is defined as net cash provided by operating activities less purchases of property, plant and equipment. From 2008 through 2018 September LTM. ~$1.7B Combined Company Free Cash Flow generated since 2008(1) ($M) Pro Forma Company Cumulative Free Cash Flow (1,2)

Technology Leadership Across Broad Portfolio MKS PROPRIETARY Credit Strength Proven diverse market leadership & customer base Track record of operational excellence & acquisition integration Highly cash generative with history of stable & conservative financial policies Broad Portfolio 2,500 patents globally 1,500 (MKS), 1,000 (ESI) Enhanced breadth of products will be more appealing to customers with multiple requirements A familiar playbook to generate value Acquisition of ESI improves design of component technologies in laser solutions Enables optimized integrated solutions Surround the WorkpieceSM

MKS PROPRIETARY Semi Industrial LHS Research & Defense $2.2B $1.9B MKS by End Market in CY2017 Pro Forma Combined in CY2017 Diverse Market Exposure

Expanding Customer Base Pro Forma Combined by Customer(1) CY17 PF Revenues: $2.2B MKS PROPRIETARY Customer Diversity On a pro forma basis, no customer represents more than 11% of combined revenue Deep collaborative customer relationships Strong history of design wins Long-term trusted partner Combined revenue by customer for MKS plus ESI for the year ended December 31, 2017

MKS CORE PRODUCT PORTFOLIO IN 2000 Successful Execution of Disciplined Acquisition Strategy MKS PROPRIETARY MARKET LEADING TECHNOLOGY EXPANSION INTO HIGH GROWTH MARKETS INNOVATIVE CUSTOMER SOLUTIONS DRIVE SHAREHOLDER VALUE CREATION Completed Over 15 Acquisitions Since 2000

Strong Post-Acquisition Performance from Newport Newport, now our Light and Motion Division, has experienced a 33% increase in revenues Since closing, L&M has delivered a 225% increase in non-GAAP operating income on a pro forma basis Synergy expectations for the Newport acquisition were revised upward from $35 million to $40 million two years post-acquisition MKS PROPRIETARY L&M Non-GAAP Operating Income ($M) 33% 225% L&M Revenue ($M)

MKS PROPRIETARY Newport Acquisition LTM Leverage Proven Track Record of Debt Management and Paydown Quarterly Deleveraging since Newport Acquisition MKS has delivered on its stated intent to quickly de-lever following its acquisition of Newport Corporation in April 2016 Total Leverage following the transaction was ~2.7x, versus 0.6x today, representing a 78% reduction in Total Leverage The Company has made approximately $425 million of voluntary principal repayments. Four successful repricings combined with deleveraging have lowered annualized non-GAAP* interest expense by 67%+ in 30 months * Non-GAAP interest expense excludes amortization of debt issuance costs. Annualized GAAP interest expense based upon $780 million principal outstanding and using the LIBOR based interest rate spread in effect on April 29, 2016, was $44 million and included $5 million in debt issuance costs. Annualized GAAP interest expense based upon $348.5 million in principal currently outstanding and LIBOR plus 175 basis points would be $15.6 million and includes $2.8 million in debt issuance costs.

Financials

Historical Financial Performance – Revenue & Gross Margin MKS PROPRIETARY Note: Financials based on calendar year ended December 31st for ’15 to ’17. MKS financials in ’15 and ’16 are not pro forma for NEWP acquisition which was completed on April 29, 2016. Non-GAAP items include restructurings, costs associated with completed and announced acquisitions, certain excess and obsolete inventory charges, charges for a VAT audit, and sale of certain inventory previously reduced to its net realizable value. Revenue Non-GAAP Gross Profit(2) MKS(1) ESI Pro Forma

Historical Financial Performance – Adj. EBITDA & Cash Flow MKS PROPRIETARY Adjusted EBITDA(2) Free Cash Flow(3) MKS(1) ESI Pro Forma ($7.5) ($7.4) Note: Financials based on calendar year ended December 31st for ’15 to ’17. MKS financials in ’15 and ’16 are not pro forma for NEWP acquisition which was completed on April 29, 2016. Adjusted EBITDA excludes stock-based compensation, purchase accounting charges, impairment charges, amortization of intangible assets, acquisition & integration costs, restructuring costs, and other one-time items. Free Cash Flow defined as Cash Flow from Operations less Capital Expenditures. Does not include $5 million of projected year 1 cost synergies. (4)

Cost Synergies Overview MKS PROPRIETARY Cost Synergy Build ($M) COGS SG&A Material COGS Manufacturing Overhead General Overhead / Other Exec. Comp. Public Company Costs Other SG&A Total Timing of Cost Synergies COGS $8.3M in projected savings in costs of goods sold, including leveraging combined purchasing capabilities & elimination of redundant costs over a 18-36 month period following the acquisition SG&A Board of Directors and executive comp savings Eliminate duplicate public company costs such as investor relations, insurance, and reduced audit fees Other corporate G&A cost reductions COST TO ACHIEVE SYNERGIES Transaction and integration costs include executive change of control payments, transaction costs, and system and integration costs Source: Management estimates.

Summary Terms and Timing

Summary Term Sheet - TLB MKS PROPRIETARY Borrower MKS Instruments, Inc. (the “Company” or the “Borrower”) Facility Incremental Term Loan B (“TLB”) Size $650 mm Maturity 7 years Indicative Margin TBD LIBOR Floor 0.00% Upfront Fee/OID TBD Security Similar to existing credit agreement Guarantees Similar to existing credit agreement Amortization 1.00% per annum Optional Prepayments Prepayable at par, subject to a 101 soft call for 6 months for any prepayment in connection with a repricing Mandatory Prepayments Same as existing credit agreement Financial Covenant None (same as existing) Negative Covenants Similar to existing credit agreement, to include some changes to certain baskets (please refer to Marketing Term Sheet for detail)

Summary Term Sheet - ABL MKS PROPRIETARY Borrower MKS Instruments and certain wholly-owned domestic restricted subsidiaries thereof (the “Borrower”) Facility $100mm Asset Based Revolver (the “ABL Revolver”) with availability subject to a Borrowing Base L/C Sub-Facility $25mm Accordion $50mm Use of Proceeds For general corporate and working capital purposes Tenor The earlier of (i) 5 years from the closing date and (ii) 91 days prior to the maturity of the existing Term Loan, should it remain outstanding Indicative Margin L+125-150 bps subject to an excess availability based grid Commitment Fee 25 bps Security Perfected first priority liens on cash, cash equivalents, bank accounts, accounts receivable, other receivables, chattel paper, inventory, and rights, documents, general intangibles and insurance, instruments and books, and records relating thereto and all proceeds of the foregoing (the “ABL Collateral”); Second-priority lien on Term Priority Collateral Guarantors All existing and future wholly owned domestic subsidiaries of the Borrower Borrowing Base The Borrowing Base shall equal the sum of: 85% of eligible accounts receivable; plus At Borrower’s option upon 45 days advance notice, the lesser of (i) the lesser of (a) 65% of the lower of cost or market (FIFO basis) and (b) 85% of the net orderly liquidation value of eligible inventory and (ii) 30% of the Borrowing Base; minus Less customary reserves

Summary Term Sheet – ABL (Cont’d) MKS PROPRIETARY Financial Covenant Springing Fixed Charge Coverage Ratio (“FCCR”) of 1.0x if excess availability is less than the greater of (i) $8.5 million and (ii) 10% of the lesser of the borrowing base and the facility size (the “Line Cap”), or during an event of default Cash Management Springing cash dominion in the event that excess availability falls below the greater of (i) $8.5 million and (ii) 10% of the Line Cap for 3 consecutive business days, or during an event of default (a “Cash Dominion Period”) Reporting Financial Statements: Annually and quarterly Borrowing Base: Monthly, springing to weekly during a Cash Dominion Period Field Exam / Appraisal Frequency Up to one field exam and inventory appraisal (if any eligible inventory has been included in the borrowing base) per annum, springing to two of each if excess availability falls below the greater of (i) $17.5 million and (ii) 20% of the Line Cap for 3 consecutive business days, and more frequently during an event of default Negative Covenants Similar to existing credit agreement, to include some changes to certain baskets (please refer to Marketing Term Sheet for detail)

Targeted Transaction Timeline MKS PROPRIETARY January 9 Lender Call January 23 Lender Commitments Due Early February Close of ESI Acquisition Date Event January 2019 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 February 2019 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28

Q&A

Appendix: GAAP To Non-GAAP Reconciliations and Combined Pro Forma Income Statement (9/30/18 LTM)

Acquisition and integration costs related to the acquisition of Newport Corporation by MKS Instruments, Inc. (the "Newport Merger"), which closed during the second quarter of 2016. Step-up adjustments recorded in cost of sales relate to the step-up of inventory to fair value as a result of the Newport Merger. Restructuring costs recorded during fiscal year 2018 primarily relate to severance costs related to a moderation in workforce and also include severance costs related to transferring a portion of the Company’s shared accounting functions in the United States to a third party. Light & Motion GAAP to Non-GAAP Operating Income Reconciliation MKS PROPRIETARY $ in millions

Note: Electro Scientific Industries excludes stock-based compensation expenses from non-GAAP financials for financial reporting purposes. Electro Scientific Industries non-GAAP financials shown above include stock-based compensation expenses to conform with MKS financial reporting. Cost of sales for MKS in 2015 includes a reversal of an excess and obsolete inventory charge for inventory that was subsequently sold. MKS recorded a charge in cost of sales related to the step-up of inventory to fair value as a result of the Newport Corporation acquisition during 2016. MKS recorded excess and obsolete inventory charges in cost of sales related to the discontinuation of a product line in connection with the consolidation of two manufacturing plants during 2017. ESI recorded excess and obsolete inventory charges related to an inventory impairment and various restructuring activities. ESI recorded certain charges related to a VAT audit. ESI recorded charges to cost of sales related to its acquisitions of Wuhan Topwin Optoelectronics Technology Co., Ltd. and Visicon Technologies, Inc. MKS and ESI GAAP to Non-GAAP Gross Profit Reconciliation $ in millions MKS PROPRIETARY

MKS recorded acquisition and integration costs related to the Newport Corporation acquisition, which closed during the second quarter of 2016. ESI recorded acquisition costs related to its acquisitions of Wuhan Topwin Optoelectronics Technology Co., Ltd. ("Topwin") and Visicon Technologies, Inc. MKS recorded a charge in cost of sales related to the step-up of inventory to fair value as a result of the Newport Corporation acquisition during 2016. MKS recorded legal, consulting and compensation related expenses related to the sale of a business, during 2017. MKS recorded excess and obsolete inventory charges in cost of sales related to the discontinuation of a product line in connection with the consolidation of two manufacturing plants during 2017. ESI recorded excess and obsolete inventory charges related to an inventory impairment and various restructuring activities. MKS recorded income related to the sale of excess and obsolete inventory previously written down to net realizable value. MKS recorded fees and expenses related to re-pricings of the Company's Term Loan Credit Agreement. MKS recorded restructuring costs related to the consolidation of two manufacturing plants, a restructuring of one of the Company's international facilities and the consolidation of sales offices during 2017. MKS recorded restructuring costs related to one of the Company's international facilities during 2016. ESI recorded restructuring activities to improve business effectiveness and streamline operations. MKS recorded an asset impairment charge, primarily related to the write-off of goodwill and intangible assets, in conjunction with the consolidation of two manufacturing plants during 2017. MKS recorded an impairment charge related to a minority interest investment in a privately held company during 2016. MKS recorded a gain on the sale of the Company's Data Analytics Solutions business during 2017. MKS recorded net proceeds from a Company owned life insurance policy during 2016. ESI recorded goodwill impairment charges related to its Topwin acquisition. ESI recorded purchase accounting adjustments related to its Topwin and Visicon Technologies acquisitions. ESI recorded certain charges related to a VAT audit. MKS recorded additional environmental costs during 2018, related to an EPA-designated Superfund site, which was acquired as part of the Newport acquisition. MKS and ESI EBITDA to Adjusted EBITDA Reconciliation $ in millions MKS PROPRIETARY

MKS GAAP to Non-GAAP Operating Income & Gross Margin Reconciliation MKS GAAP to Non-GAAP Operating Income & Gross Margin Reconciliation, and MKS EBITDA to Adjusted EBITDA Reconciliation $ in millions MKS PROPRIETARY MKS EBITDA to Adjusted EBITDA Reconciliation $ in millions MKS recorded acquisition and integration costs for 2017 and 2018 related to the Newport Corporation acquisition, which closed during the second quarter of 2016. In 2013, the Company's Chief Executive Officer retired and $2.6 million of costs related to his supplemental executive retirement plan and other benefits were recognized and recorded in selling, general and administrative expenses. MKS recorded legal, consulting and compensation related expenses related to the sale of a business, during 2017. MKS recorded excess and obsolete inventory charges in cost of sales related to the discontinuation of a product line in connection with the consolidation of two manufacturing plants during 2017. MKS recorded fees and expenses related to re-pricings of the Company's Term Loan Credit Agreement. MKS recorded additional environmental costs during 2018, related to an EPA-designated Superfund site, which was acquired as part of the Newport acquisition. MKS recorded restructuring costs related to a reduction in workforce in 2013, the consolidation of two manufacturing plants and a restructuring of one of the Company's international facilities in 2017 and a worldwide reduction in workforce and the transferring of a portion of the Company's shared accounting functions to a third party in 2018. MKS recorded an asset impairment charge, primarily related to the write-off of goodwill and intangible assets, in conjunction with the consolidation of two manufacturing plants during 2017. MKS recorded a gain on the sale of the Company's Data Analytics Solutions business during 2017. In 2013, MKS recovered $1.1 million from the Company's insurance company related to a prior year legal settlement.

MKS GAAP to Non-GAAP EPS Reconciliation $ in millions MKS PROPRIETARY MKS recorded acquisition and integration costs for 2017 and 2018 related to the Newport Corporation acquisition, which closed during the second quarter of 2016. In 2013, the Company's Chief Executive Officer retired and $2.6 million of costs related to his supplemental executive retirement plan and other benefits were recognized and recorded in selling, general and administrative expenses. MKS recorded legal, consulting and compensation related expenses related to the sale of a business, during 2017. MKS recorded excess and obsolete inventory charges in cost of sales related to the discontinuation of a product line in connection with the consolidation of two manufacturing plants during 2017. MKS recorded fees and expenses related to re-pricings of the Company's Term Loan Credit Agreement. MKS recorded additional interest expense related to the amortization of debt issuance costs affiliated with the Company’s Term Loan Credit Agreement and ABL Facility. MKS recorded restructuring costs related to a reduction in workforce in 2013, the consolidation of two manufacturing plants and a restructuring of one of the Company's international facilities in 2017 and a worldwide reduction in workforce and the transferring of a portion of the Company's shared accounting functions to a third party in 2018. MKS recorded an asset impairment charge, primarily related to the write-off of goodwill and intangible assets, in conjunction with the consolidation of two manufacturing plants during 2017. MKS recorded a gain on the sale of the Company's Data Analytics Solutions business during 2017. In 2013, MKS recovered $1.1 million from the Company's insurance company related to a prior year legal settlement. MKS recorded taxes related to the sale of the Company's Data Analytics Solutions business. MKS recorded windfall tax benefits on the vesting of stock-based compensation. MKS incurred income tax charges related to an election to pay currently, at a substantially reduced rate, taxes on certain accumulated earnings from the years 2001 to 2011 of one of its foreign subsidiaries. MKS received credits against U.S. tax expense on amended returns related to prior years. MKS received a tax benefit related to the enactment of the American Taxpayer Relief Act of 2012 on January 2, 2013. MKS recorded a deferred tax adjustment, which also includes the reversal of a tax accrual on a French dividend, related to the 2017 Tax Cut and Jobs Act. MKS recorded a transition tax on accumulated foreign earnings related to the 2017 Tax Cut and Jobs Act. MKS recorded an accrual for tax expense on a potential distribution to a subsidiary, related to the 2017 Tax Cut and Jobs Act. MKS recorded additional environmental costs during 2018, related to an EPA-designated Superfund site, which was acquired as part of the Company's Newport acquisition.

Acquisition and integration costs in 2017 and 2018 related to the Newport Corporation acquisition, which closed during the second quarter of 2016. In 2013, the Company's Chief Executive Officer retired and MKS recorded $2.6 million of costs related to his supplemental executive retirement plan and other benefits. In 2013, MKS recovered $1.1 million from the Company's insurance company related to a prior year legal settlement. MKS recorded expenses related to the sale of a business, during 2017. In 2013, MKS incurred $6.4 million of special charges for obsolete inventory related to a unique product in a solar application in which slowing market conditions provide uncertainty as to the net realizable value of this inventory. In 2017 MKS recorded excess and obsolete inventory charges in cost of sales related to the discontinuation of a product line in connection with the consolidation of two manufacturing plants. MKS recorded fees and expenses related to the re-pricing of the Company's Term Loan Credit Agreement. Amortization of debt issuance costs are affiliated with the Company's Term Loan Credit Agreement and ABL Facility. MKS recorded restructuring costs related to a reduction in workforce in 2013, the consolidation of two manufacturing plants and a restructuring of one of the Company's international facilities in 2017 and a worldwide reduction in workforce and the transferring of a portion of the Company's shared accounting functions to a third party in 2018. MKS recorded an asset impairment charge in 2017, primarily related to the write-off of goodwill and intangible assets, in conjunction with the consolidation of two manufacturing plants. MKS recorded a gain on the sale of the Company's Data Analytics Solutions business during 2017. MKS recorded additional environmental costs during 2018, related to an EPA-designated Superfund site, which was acquired as part of the Company's Newport acquisition. In 2013, MKS incurred income tax charges of $6.5 million related to an election to pay currently, at a substantially reduced rate, taxes on certain accumulated earnings from the years 2001 to 2011 of one of the Company's foreign subsidiaries. In 2013, MKS received $1.2 million in credits against U.S. tax expense on amended returns related to prior years. Tax benefit related to the enactment of the American Taxpayer Relief Act of 2012 on January 2, 2013. MKS recorded windfall tax benefits on the vesting of stock-based compensation. MKS recorded taxes related to the sale of the Company's Data Analytics Solutions business in 2017. MKS recorded a deferred tax adjustment, which also includes the reversal of a tax accrual on a French dividend, related to the 2017 Tax Cut and Jobs Act. MKS recorded a transition tax on accumulated foreign earnings related to the 2017 Tax Cut and Jobs Act. MKS recorded an accrual for tax expense on a potential distribution to a subsidiary, related to the 2017 Tax Cut and Jobs Act. MKS GAAP to Non-GAAP Tax Rate Reconciliation $ in millions MKS PROPRIETARY

Note: Electro Scientific Industries excludes stock-based compensation expenses from non-GAAP financials for financial reporting purposes. Electro Scientific Industries non-GAAP financials shown above include stock-based compensation expenses to conform with MKS financial reporting. Pro forma combined results do not include transaction related adjustments or synergies. Adjusted for purchase accounting charges, asset and inventory impairment charges and other one-time expenses. Adjusted for acquisition and integration costs, restructuring charges, environmental costs, the amortization of intangible assets (unless otherwise noted) and other one-time expenses. Does not include $5 million of projected year 1 cost synergies. Combined Pro Forma Income Statement (9/30/18 LTM) $ in millions 4 MKS PROPRIETARY

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